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                     U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                 Form 8-K/A

                              CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2005

                                 ORTHODONTIX, INC.
           (Exact Name of Registrant as Specified in its Charter)

              Florida              000-27836                   65-0643773
 (State or other jurisdiction      Commission                (IRS Employer
       of incorporation)           File Number            Identification No.

                         1428 Brickell Avenue, Suite 105
                               Miami, Florida 33131
                   (Address of principal executive offices)

                                  (305) 371-4112
                          (Registrant's Telephone Number)

                                  Not Applicable
               (Former name, former address and former fiscal year,
                           if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CRFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))











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ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On February 11, 2005, Orthodontix, Inc. (the "Company") engaged Salberg & Company, P.A. as the Company's principal accountant to audit the Company's financial statements.

     During the fiscal years ended December 31, 2003 and 2004, and from December 31, 2004 to the date of filing of this amended Form 8-K, the Company has not consulted Salberg & Company, P.A. regarding the application of accounting principles to any completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements.

     During the years ended December 31, 2003 and 2002, and through November 12, 2004, when the Company's former accounting firm, PricewaterhouseCoopers, LLP ("PwC") resigned, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the financial statements for such years.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ORTHODONTIX, INC.
                                   (Registrant)


Dated: May 18, 2005                    By: /s/ Alan Jay Weisberg
                                    ---------------------------------------
                                    Alan Jay Weisberg
                                    Acting Chief Financial Officer
                                    (Principal Financial and
                                      Accounting Officer)

















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